IMPAIRMENT OF NON-FINANCIAL ASSETS	12 Months Ended
Mar. 31, 2022
Disclosure of Impairment of Assets [Abstract]
IMPAIRMENT OF NONFINANCIAL ASSETS	IMPAIRMENT OF NON-FINANCIAL ASSETS
The carrying amount of goodwill allocated to the Company's CGUs per operating segment is as follows:

		Defense
	Civil Aviation	and Security	Healthcare	Total
Net book value as at March 31, 2020	$667.3	$300.7	$117.3	$1,085.3
Business combinations (Note 3)	169.0	—	—	169.0
Foreign currency exchange differences	(47.1)	(21.4)	(12.6)	(81.1)
Net book value as at March 31, 2021	$789.2	$279.3	$104.7	$1,173.2
Business combinations (Note 3)	283.4	1,025.6	7.8	1,316.8
Foreign currency exchange differences	(25.8)	0.9	(0.8)	(25.7)
Net book value as at March 31, 2022	$1,046.8	$1,305.8	$111.7	$2,464.3

Goodwill is allocated to CGUs or a group of CGUs, which generally corresponds to the Company’s operating segments or one level below.

The Company performed its annual impairment test for goodwill during the fourth quarter of fiscal 2022. The Company determined the recoverable amount of the Civil Aviation, Defense and Security and Healthcare CGUs based on fair value less costs of disposal calculations. The recoverable amount of each CGU is calculated using estimated cash flows derived from the Company's five-year strategic plan as approved by the Board of Directors. The cash flows derived from the Company's five-year strategic plan are based on management’s expectations of market growth, industry reports and trends, and past performance. Cash flows subsequent to the five‑year period were extrapolated using a constant growth rate of 2% to 3%. These growth rates were consistent with forecasts included in industry reports specific to the industry in which each CGU operates. These projections are inherently uncertain due to the fluidly evolving impact of the COVID-19 pandemic. The discount rates used to calculate the recoverable amounts reflect each CGUs’ specific risks and market conditions and range from 7% to 13%.

During the year ended March 31, 2022, the estimated recoverable amount of each CGU exceeded their carrying amount. As a result, there was no impairment identified.
Variations in the Company assumptions and estimates, particularly in the expected growth rates embedded in its cash flow projections and the discount rate could have a significant impact on fair value. For the year ended March 31, 2022, an increase of 1% in the discount rate or a decrease of 1% in the growth rate would not have resulted in an impairment charge